ADDENDUM TO SUBSCRIPTION AGREEMENT

THIS ADDENDUM TO SUBSCRIPTION AGREEMENT (this “Addendum”), is dated as of April 2, 2008, by and among Purple Beverage Company, Inc., a Nevada corporation (the “Company”), and the subscribers identified on the signature page hereto (each, a “March Subscriber” and, collectively, the “March Subscribers”).

WHEREAS, the Company and certain of the March Subscribers, among other investors, are parties to a Subscription Agreement, dated as of December 12, 2007 (the “Original Subscription Agreement”) a form of which was filed by the Company with the United States Securities and Exchange Commission (the “Commission”) as Exhibit 10.7 to its Current Report on Form 8-K/A on December 17, 2007.

WHEREAS, the Company and the March Subscribers, among other investors, are parties to an amendment to the Original Subscription Agreement and the related Common Stock Purchase Warrants, dated April 2, 2008 (the “Amendment”), which provides, in pertinent part, for the waiver by such persons of certain terms and conditions in the Original Subscription Agreement.

WHEREAS, the Company and the March Subscribers are executing and delivering this Addendum in reliance upon

(i)	certain waivers contained in the Amendment; and

(ii)
an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D (“Regulation D”) as promulgated by the Commission under the Securities Act of 1933, as amended (the “1933 Act”).

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the March Subscribers, as provided herein, and the March Subscribers, in the aggregate, shall purchase for $2,290,101.00 (the “Purchase Price”) 1,635,786 shares of the Company’s $.001 par value Common Stock (the “March Shares”) at a per-share purchase price of $1.40.

WHEREAS, the aggregate proceeds of the sale of the March Shares contemplated hereby shall be held in escrow pursuant to the terms of a Funds Escrow Agreement to be executed by the parties substantially in the form attached hereto as Exhibit A (the “Escrow Agreement”).

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the March Subscribers hereby agree as follows:

1. Closing Date. The “Closing Date” shall be the date on which the Purchase Price has been transmitted by wire transfer or otherwise credited to or for the benefit of the Company. The consummation of the transactions contemplated herein shall take place at the offices of Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction or waiver of all conditions to closing set forth in this Agreement.

2. Reserved.

3. Reserved.

4. March Subscriber Representations and Warranties. Each March Subscriber hereby represents and warrants to and agrees with the Company, only as to such March Subscriber, that all of the representations and warranties provided by the Subscribers in the Original Subscription Agreement are being made by each such March Subscriber as of the date hereof, all of which representations and warranties, as set forth in Section 4 of the Original Subscription Agreement are incorporated herein by reference as though set forth in full hereat, with the following exceptions:

(a) Section 4(d) shall also include all Quarterly Reports on Form 10-QSB and all Current Reports on Form 8-K filed by the Company with the Commission available at the EDGAR website from and after December 12, 2007.

(b) None of the representations and warranties in respect of Warrants or Warrant Shares made in Section 4 of the Original subscription Agreement is affirmed hereby.

(c) Solely with respect to the March Shares, the representations and warranties contained in Section 4(o) of the Original Subscription Agreement are specifically not incorporated herein.

5. Company Representations and Warranties. The Company re-affirms to each March Subscriber that each of the representations and warranties provided by the Company to each March Subscriber in the Original Subscription Agreement was true and correct as of the date thereof and that, subsequent to the date of the Original Subscription Agreement, there has not been a material adverse change to the financial condition, results of operations, prospects, properties or business of the Company and its Subsidiaries taken as a whole. Notwithstanding the provisions of this Section 5, the Company specifically declines to represent or warrant that the sale and issuance of the March Shares and the sale and issuance of the Company’s securities pursuant to the Original Subscription Agreement will not constitute an integrated offering. However, the Company warrants that such integration, if any, will not impair the offering exemption relied upon by the Company in the transactions contemplated by each of the Original Subscription Agreement and this Addendum.

6. Regulation D Offering/Legal Opinion. The offer and issuance of the March Shares to the March Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to the March Subscribers from the Company’s legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the March Shares and other matters reasonably requested by the March Subscribers. [A form of the legal opinion is annexed hereto as Exhibit B.] The Company will provide, at the Company’s expense, such other legal opinions, if any, as are reasonably necessary in the opinion of each March Subscriber for the issuance and resale of the March Shares pursuant to an effective registration statement, Rule 144 under the 1933 Act (“Rule 144”) or an exemption from registration.

7. Reserved.

8. March Subscriber’s Legal Fees. The Company shall pay to Grushko & Mittman, P.C., a fee of $25,000.00 (the “March Subscriber’s Legal Fees”) as reimbursement for services rendered to the March Subscribers in connection with this Agreement and the purchase and sale of the March Shares (the “Offering”). The March Subscriber’s Legal Fees and expenses will be payable out of funds held pursuant to the Escrow Agreement. Grushko & Mittman, P.C. will be reimbursed at Closing for all lien searches, security interest filing fees, and printing and shipping costs for the closing statements and documents to be delivered to the March Subscribers.

9. Covenants of the Company. The Company re-affirms to each March Subscriber each of the covenants and agreements with the March Subscribers set forth in Section 9 of the Original Subscription Agreement, with the exceptions of Section 9(e), the use of which funds referenced therein the March Subscribers acknowledge shall be for the Company’s general operations, and of Section 9(s), which the March Subscribers acknowledge and agree have previously been accomplished.

10. Covenants of the Company Regarding Indemnification.

(a) The Company agrees to indemnify, hold harmless, reimburse and defend the March Subscribers, the March Subscribers’ officers, directors, agents, Affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the March Subscribers or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any representation or warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and the March Subscribers relating hereto.

(b) Promptly after receipt by a March Subscriber of notice of the commencement of any action, such March Subscriber shall, if a claim in respect thereof is to be made against the Company hereunder, notify the Company in writing thereof, but the omission so to notify the Company shall not relieve it from any liability which it may have the Subscriber other than under this Section 10(b) and shall only relieve it from any liability which it may have to such March Subscriber under this Section 10(b), except and only if and to the extent the Company is prejudiced by such omission. In case any such action shall be brought against a March Subscriber and it shall notify the Company of the commencement thereof, the Company shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such March Subscriber, and, after notice from the Company to such March Subscriber of its election so to assume and undertake the defense thereof, the Company shall not be liable to such March Subscriber under this Section 10(b) for any legal expenses subsequently incurred by such March Subscriber in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both such March Subscriber and the Company and the Company shall have reasonably concluded that there may be reasonable defenses available to such March Subscriber which are different from or additional to those available to the Company or if the interests of the March Subscriber reasonably may be deemed to conflict with the interests of each other, the March Subscriber and the Company, as a group, shall have the right to select one separate counsel, reasonably satisfactory to the March Subscriber and Company, and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Company as incurred.

11.1. Delivery of Unlegended Shares.

(a) Within 3 business days (such third business day being the “Unlegended Shares Delivery Date”) after the business day on which the Company has received (i) a notice that March Shares have been sold pursuant to a registration statement, if any, or Rule 144, (ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable and if required, have been satisfied, (iii) the original share certificates representing the shares of Common Stock that have been sold, and (iv) in the case of sales under Rule 144, customary representation letters of the March Subscriber and/or its broker regarding compliance with the requirements of Rule 144, the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver to its transfer agent (with copies to the March Subscriber) an appropriate instruction and opinion of such counsel, directing the delivery of shares of Common Stock without any legends including the legend set forth in Section 4(i) above (the “Unlegended Shares”); and (z) cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the submitted certificate, if any, to the March Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date. In the event that the Shares are sold in a manner that complies with an exemption from registration, the Company will promptly instruct its counsel to issue to the Company’s transfer agent an opinion permitting removal of the legend (indefinitely, if pursuant to Rule 144(b)(1) of the 1933 Act, or for six months if pursuant to the other provisions of Rule 144).

(b) In lieu of delivering physical certificates representing the Unlegended Shares, upon request of a March Subscriber, so long as the certificates therefor do not bear a legend and the March Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company will cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of the March Subscriber’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system, if such transfer agent participates in such DWAC system. Such delivery must be made on or before the Unlegended Shares Delivery Date.

(c) The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 11 hereof later than the Unlegended Shares Delivery Date could result in economic loss to a March Subscriber. As compensation to a March Subscriber for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the March Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Delivery Date for each $10,000 of purchase price of the Unlegended Shares subject to the delivery default. If during any 360 day period, the Company fails to deliver Unlegended Shares as required by this Section 11.1 for an aggregate of 30 days, then each March Subscriber or assignee holding March Shares subject to such default may, at its option, require the Company to redeem all or any portion of the March Shares subject to such default at a price per share equal to the greater of (i) 120% of the purchase price of such March Shares, or (ii) a fraction in which the numerator is the highest closing price of the Common Stock during the aforedescribed 30-day period and the denominator of which is the purchase price of the March Shares, as the case may be, during such 30 day period, multiplied by the purchase price of the March Shares (“Unlegended Redemption Amount”). The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

(d) In addition to any other rights available to a March Subscriber, if the Company fails to deliver to a March Subscriber Unlegended Shares as required pursuant to this Agreement, within 7 business days after the Unlegended Shares Delivery Date and the March Subscriber or a broker on the March Subscriber’s behalf, purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such March Subscriber of the shares of Common Stock which the March Subscriber was entitled to receive from the Company (a “Buy-In”), then the Company shall pay in cash to the March Subscriber (in addition to any remedies available to or elected by the March Subscriber) the amount by which (A) the March Subscriber’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares together with interest thereon at a rate of 15% per annum accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a March Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the March Subscriber $1,000, plus interest. The March Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

(e) In the event a March Subscriber shall request delivery of Unlegended Shares as described in Section 11.1 and the Company is required to deliver such Unlegended Shares pursuant to Section 11.1, the Company may not refuse to deliver Unlegended Shares based on any claim that such March Subscriber or any one associated or affiliated with such March Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares shall have been sought and obtained by the Company or at the Company’s request or with the Company’s assistance, and the Company has posted a surety bond for the benefit of such March Subscriber in the amount of 120% of the amount of the aggregate purchase price of the March Shares which are subject to the injunction or temporary restraining order, which bond shall remain in effect until the final unappealable disposition of the litigation of the dispute and the proceeds of which shall be payable to such March Subscriber to the extent March Subscriber obtains judgment in such March Subscriber’s favor.

11.2. Reserved.

11.3. Subscriber Questionnaire. Each March Subscriber shall answer the questions set forth in Selling Shareholder Questionnaire (“Subscriber Questionnaire”) in the form attached as Exhibit C and deliver such completed Subscriber Questionnaire to the Company and Broker on or prior to the Closing Date. Seller represents that the information provided by such Seller shall be true and correct as of the Closing Date and the date such Subscriber Questionnaire is delivered to the Company and Broker.

12. (a) Favored Nations Provision. Other than in connection with the Excepted Issuances (defined below), with respect to the March Shares still owned of record and beneficially by a March Subscriber until eighteen months after the Closing Date of the transactions contemplated by the Original Subscription Agreement, if the Company shall agree to or issue (the “Lower Price Issuance”) any Common Stock or securities convertible into or exercisable for shares of Common Stock (or modify any of the foregoing which may be outstanding) at a price per share or conversion or exercise price per share which shall be less than the purchase price in respect of the March Shares, without the consent of each March Subscriber, then the Company shall issue, for each such occasion, additional shares of Common Stock to each March Subscriber respecting those March Shares at the time of the Lower Price Issuance so that the average per share purchase price of such March Shares is equal to such other lower price per share and the Exercise Price shall automatically be reduced to such other lower price. Common Stock issued or issuable by the Company for no consideration will be deemed issuable or to have been issued for $0.001 per share of Common Stock. The delivery to a March Subscriber of the additional shares of Common Stock shall be not later than the closing date of the transaction giving rise to the requirement to issue additional shares of Common Stock. For purposes of the issuance and adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in the issuance of the additional shares of Common Stock upon the sooner of the agreement to or actual issuance of such convertible security, warrant, right or option and again at any time upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the purchase price of the March Shares. The rights of each March Subscriber set forth in this Section 12(a) are in addition to any other rights the March Subscriber has pursuant to any Transaction Document (as that term is defined in Section 5(c) of the Original Subscription Agreement), and any other agreement referred to or entered into in connection herewith or to which such March Subscriber and Company are parties. Each March Subscriber is also given the right to elect to substitute any term or terms of any other offering in connection with a Lower Price Issuance for any term or terms of the Offering in connection with March Shares owned by such March Subscriber as of the date of a Lower Price Issuance.“Excepted Issuances” shall mean (i) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of corporation or other entity which holders of such securities or debt are not at any time granted registration rights, (ii) the Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights, (iii) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, and consultants, pursuant to plans described on Schedule 5(d), (iv) an underwritten public offering that raises gross proceeds of not less than $5,000,000 from the sale of Common Stock at not less than $1.00 per share, preferred stock the initial conversion ratio for which is equivalent to not less than $1.00 per share of Common Stock, and in the case of warrants or options issued in connection therewith at exercise prices of not less than $1.00 per share (“Underwritten Offering”), and (v) as a result of the exercise of Warrants which are granted or issued pursuant to the Original Subscription Agreement on the terms described in the Transaction Documents as of the Closing Date.

(b) Reserved.

13. Miscellaneous.

(a)  Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Purple Beverage Company, Inc., 450 E. Las Olas Blvd., #830, Ft. Lauderdale, FL 33301, Attn: Theodore Farnsworth, President, facsimile: (954) 462-8758, with a copy by facsimile only to: Bryan Cave LLP, 1900 Main Street, Suite 700, Irvine, CA 92614, Attn: Randolf W. Katz, Esq., facsimile: (949) 223-7100, (ii) if to the March Subscriber, to: the one or more addresses and facsimile numbers indicated on the signature pages hereto, with an additional copy by facsimile only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, NY 10176, facsimile: (212) 697-3575, and (iii) if to the Broker, to: Palladium Capital Advisors, LLC, 230 Park Avenue, Suite 539, New York, NY 10169, Attn: Michael Hartstein, facsimile: (646) 390-6328.

(b) Entire Agreement; Assignment. This Addendum and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the Company and the affected March Subscriber and as described in Section 13(h). Neither the Company nor the March Subscribers have relied on any representations not contained or referred to in this Addendum and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the March Subscribers.

(c) Counterparts/Execution. This Addendum may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Addendum may be executed by facsimile signature and delivered by facsimile transmission.

(d) Law Governing this Addendum. This Addendum shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Addendum shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York. The parties to this Addendum hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Addendum and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Addendum or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(e) Specific Enforcement, Consent to Jurisdiction. The Company and the March Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Addendum were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Addendum and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 13(d) hereof, the Company hereby irrevocably waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

(f) Independent Nature of March Subscribers. The Company acknowledges that the obligations of each March Subscriber under the Transaction Documents are several and not joint with the obligations of any other March Subscriber, and no March Subscriber shall be responsible in any way for the performance of the obligations of any other March Subscriber under the Transaction Documents. The Company acknowledges that each March Subscriber has represented that the decision of each March Subscriber to purchase March Shares has been made by such March Subscriber independently of any other March Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other March Subscriber or by any agent or employee of any other March Subscriber, and no March Subscriber or any of its agents or employees shall have any liability to any March Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions.  The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any March Subscriber pursuant hereto or thereto shall be deemed to constitute the March Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the March Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Company acknowledges that each March Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any other March Subscriber to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that it has elected to provide all March Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the March Subscribers.  The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the March Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

(g) Damages. In the event the March Subscriber is entitled to receive any liquidated damages pursuant to the Transaction Documents, the March Subscriber may elect to receive the greater of actual damages or such liquidated damages.

(h)  Consent. As used in the Original Subscription Agreement as modified by this Addendum, “consent of the Subscribers” or similar language means the consent of holders (the “Required Holders”) of not less than 70% of the total of the Shares, the Warrant Shares, and the March Shares held by all of the subscribing parties to the Original Subscription Agreement and the March Subscribers on the date consent is requested.

(i) Equal Treatment. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered and paid to all the March Subscribers and their permitted successors and assigns.

(j) Maximum Payments. Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the March Subscriber and thus refunded to the Company.

(k) Calendar Days. All references to “days” in the Transaction Documents shall mean calendar days unless otherwise stated. The terms “business days” and “trading days” shall mean days that the New York Stock Exchange is open for trading for three or more hours. Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City. Any deadline that falls on a non-business day in any of the Transaction Documents shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.

(l) Captions: Certain Definitions. The captions of the various sections and paragraphs of this Addendum have been inserted only for the purposes of convenience; such captions are not a part of this Addendum and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Addendum. As used in this Addendum the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

(m) Severability. In the event that any term or provision of this Addendum shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Addendum, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Addendum.

(n) Successor Laws. References in the Transaction Documents to laws, rules, regulations and forms shall also include successors to and functionally equivalent replacements of such laws, rules, regulations and forms. A successor rule to 144(k) shall include any rule that would be available to a non-Affiliate of the Company for the sale of Common Stock not subject to volume restrictions.

SIGNATURE PAGE TO ADDENDUM TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Addendum to Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

PURPLE BEVERAGE COMPANY, INC.
a Nevada corporation

By:
Name: Theodore Farnsworth
Title: President
Dated: April 2, 2008

MARCH SUBSCRIBER	AGGREGATE PURCHASE PRICE (CASH)	SHARES
Name of March Subscriber:

__________________________________________

Address:
__________________________________________

__________________________________________

Fax No.: ____________________________________
Email address (not for notice purposes):
___________________________________________
Social Security Number or Taxpayer ID# (if
applicable): __________________________________
Jurisdiction of organization (for entities):
___________________________________________

___________________________________________
(Signature)
By: ________________________________________
Name: ______________________________________
Title: _______________________________________

LIST OF EXHIBITS AND SCHEDULES

Exhibit A	Escrow Agreement
Exhibit B	Form of Legal Opinion
Exhibit C	March Subscriber Questionnaire

EXHIBIT C

SUBSCRIBER QUESTIONNAIRE

I. The March Subscriber represents and warrants that he or it comes within one category marked below, and that for any category marked, he or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned shall furnish any additional information which Purple Beverage Company, Inc. (the “Company”) deems necessary in order to verify the answers set forth below.

Category A __	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B __
The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C __	The undersigned is a director or executive officer of the Company which is issuing and selling the Company’s $.001 par value Common Stock (the “Shares”).

Category D __
The undersigned is a bank; savings and loan association; registered broker-dealer; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

(describe entity)

Category E __	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

(describe entity)

Category F __
The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the March Shares and with total assets in excess of $5,000,000.

(describe entity)

Category G __
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the March Shares, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act.

Category H __
The undersigned is an entity (other than a trust) all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

(describe entity)

Category I __	The undersigned is not within any of the categories above and is therefore not an accredited investor.

(a) As used herein, the term “net worth” means the excess of total assets at fair market value (including home and personal property) over total liabilities (including mortgage). For purposes hereof, “individual income” means adjusted gross income less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 12.02 of the Code.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the execution of this Agreement in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

II. SUITABILITY (please answer each question)

(a) For an individual March Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b) For an individual March Subscriber, please describe any college or graduate degrees held by you:

(c) For all March Subscribers, please list types of prior investments:

(d) For all March Subscribers, please state whether you have you participated in other private placements before:

YES_______   NO_______

(e) If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public	Private
	Companies	Companies

Frequently
Occasionally
Never

(f) For individual March Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______   NO_______

(g) For trust, corporate, partnership and other institutional March Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______   NO_______

(h) For all March Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______   NO_______

(i) For all March Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the March Shares for which you seek to subscribe?

YES_______   NO_______

(j) For all March Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______   NO_______

III. MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a) Individual Ownership
(b) Community Property
(c) Joint Tenant with Right of Survivorship (both parties must sign)
(d) Partnership*
(e) Tenants in Common
(f) Corporation*
(g) Trust*
(h) Limited Liability Company*
(i) Other

*If March Shares are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

IV. NASD AFFILIATION.

Are you affiliated or associated with an NASD member firm (please check one):

Yes _________  No __________

If Yes, please describe:

*If March Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules.

Name of NASD Member Firm

By:
Authorized Officer

Date:

V. The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained herein and such answers have been provided under the assumption that the Company will rely on them.

VI. In furnishing the above information, the undersigned acknowledges that the Company will be relying thereon in determining, among other things, whether there are reasonable grounds to believe that the undersigned qualifies as a Purchaser under Section 4(2) and/or Regulation D of the Securities Act of 1933 and applicable state securities laws for the purposes of the proposed investment.

VII. The undersigned understands and agrees that the Company may request further information of the undersigned in verification or amplification of the undersigned’s knowledge of business affairs, the undersigned’s assets and the undersigned’s ability to bear the economic risk involved in an investment in the securities of the Company.

VIII. The undersigned represents to you that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by you and (b) the undersigned will notify you immediately of any change in any such information occurring prior to the acceptance of the subscription and will promptly send you written confirmation of such change. The undersigned hereby certifies that he, she or it has read and understands the Subscription Agreement related hereto.

IX. In order for the Company to comply with applicable anti-money laundering/U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) rules and regulations, the March Subscriber is required to provide the following information:

1. Payment Information

(a)	Name and address (including country) of the bank from which March Subscriber’s payment to the Company is being wired (the “Wiring Bank”):

(b)	March Subscriber’s wiring instructions at the Wiring Bank:

(c)	Is the Wiring Bank located in the U.S. or another “FATF Country”* ?

_____ Yes ______ No

(d)	Is March Subscriber a customer of the Wiring Bank?

_____ Yes ______ No

* As of the date hereof, countries that are members of the Financial Action Task Force on Money Laundering (“FATF Country”) are: Argentina, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian Federation, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States of America.

2. Additional Information (N.B.: this Section applies only to prospective investors who responded “no” to either of Question I(c) or I(d) above.)

The following materials must be provided to the Company (forms will be provided by the Company upon request):

For Individual Investors:

____ A government issued form of picture identification (e.g., passport or drivers license).

____ Proof of the individual’s current address (e.g., current utility bill), if not included in the form of picture identification.

For Funds of Funds or Entities that Invest on Behalf of Third Parties Not Located in the U.S. or Other FATP Countries:

_____	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

_____	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

_____
A completed copy of a certification that the entity has adequate anti-money laundering policies and procedures (“AML Policies and Procedures”) in place that are consistent with the USA PATRIOT Act, OFAC and other relevant federal, state or non-U.S. anti-money laundering laws and regulations (with a copy of the entity’s current AML Policies and Procedures to which such certification relates).

_____
A letter of reference from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

For all other Entity Investors:

_____	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

_____	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

_____
A letter of reference from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

_____
If the prospective investor is a privately-held entity, a certified list of the names of every person or entity who is directly or indirectly the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the March Subscriber, including (i) country of citizenship (for individuals) or principal place of business (for entities) and, (ii) for individuals, such individual’s principal employer and position.

_____
If the prospective investor is a trust, a certified list of (i) the names of the current beneficiaries of the trust that have, directly or indirectly, 25% or more of any interest in the trust, (ii) the name of the settler of the trust, (iii) the name(s) of the trustee(s) of the trust, and (iv) the country of citizenship (for individuals) or principal place of business (for entities).

ARTICLE X.  ADDITIONAL INFORMATION

A TRUST MUST ATTACH A COPY OF ITS DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE MARCH SHARES. ALL RESOLUTIONS AND DOCUMENTATION MUST BE COMPLETE AND CORRECT AS OF THE DATE HEREOF.

EXECUTION PAGE

PURCHASE PRICE = $_____________ (US Dollars)

NUMBER OF SHARES OF COMMON STOCK = _______________

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Telephone-Residence	Telephone-Residence

Facsimile-Business	Facsimile-Business

Facsimile-Residence	Facsimile-Residence

Tax ID # or Social Security #	Tax ID # or Social Security #

Email Address

Name in which the March Shares should be issued: _________________________

Dated:  ________________, 2008

This Confidential March Subscriber Questionnaire is executed as of __________________, 2008.

By:
Name:
Title: